Exhibit10.27

[logo:] ANAC [National Civil Aviation Administration] CIVIL AVIATION ARGENTINA

AIRCRAFT GROUND HANDLING SERVICE PROVIDER CERTIFICATE

IT IS HEREBY CERTIFIED THAT:

FB LÍNEAS AÉREAS S.A. meets the legal and reglementary requirements for the provision of development of Aircraft Ground Handling Services (Ramp), with its technician/administrative operations having to comply with the precepts established in Decree 599/24, Ruling No. 735/18 “STANDARDS FOR THE PROVISION OF THE AIRCRAFT GROUND HANDLING SERVICE - RAMP, Disposal No. 106/02 “Implementation of ANNEX II” (Registry of the Personnel attached to the Ramp and Scheduled Stopovers Service) and the Argentinean Civil Aviation Regulations (RAAC).

This certificate is nontransferable and exclusively granted for the service for which it has been authorized (Provider), unless the authorized company resigns, there is a suspension of the service for a term of more than One Hundred and Eighty (180) days, a penalty on the part of the aviation authority or a change of the purpose and/or ownership of the authorized company.

The Company must notify the Aircraft Operations Directorate [Dirección de Operación de Aeronaves], by means of a note addressed to its Director and filed with the Reception Desk, about any development that could vary, alter or modify the original conditions under which the corresponding authorization was granted, within a term of 5 (five) days after the event has occurred.

The renewal of this Certificate will be conditional on the reports produced by the Bodies reporting to this Directorate, based on the results of periodic inspections of the scheduled stopovers and the accreditation of the training of the personnel involved in Annex II (Personnel attached to the RAMP and Scheduled Stopovers Service).

Failure to comply with the Statutory Aviation Regulations that regulate this activity could be grounds for the temporary or definitive suspension of the authorization, for which the GENERAL REGULATIONS OF CIVIL AVIATION INFRINGEMENTS (Decree No. 816/24) will be applied.

TERM OF VALIDITY	From:	SEP - 11 - 2024
	To:	SEP - 11 - 2026

IF-2024-98727721-APN-DNSO#ANAC

Argentine Republic - National Executive Branch

YEAR OF THE DEFENSE OF LIFE, FREEDOM AND PROPERTY

Additional Page of Signatures

Graphic report

Number: IF-2024-98727721-APN-DNSO#ANAC

CITY OF BUENOS AIRES

Wednesday, September 11, 2024

Reference: FB CERTIFICATE, EX-2024-30052529- -APN-DGDYD#JGM

The document was imported by the GEDO system with a total of 1 page(s).

Digitally signed by GESTION DOCUMENTAL ELECTRONICA - GDE

Date: 09.11.2024 15:45:06 -03:00

Marcelo Carlos MORONI

National Director

National Operational Safety Directorate [Dirección Nacional de Seguridad Operacional]

National Civil Aviation Administration [Administración Nacional de Aviación Civil]

Digitally signed by GESTION DOCUMENTAL ELECTRONICA [ELECTRONIC DOCUMENT MANAGEMENT] - GDE

Date: 09.11.2024 15:45:07 -03:00